RELATED PARTY TRANSACTIONS	12 Months Ended
Jan. 31, 2024
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS	RELATED PARTY TRANSACTIONS
Related party transactions with Bank Leumi

During October 2022, Zvika Naggan, a member of our board of directors, was appointed to serve as member of the board of directors of Bank Leumi. Effective as of December 31, 2023 we have extended the revolving credit facility with Bank Leumi Le-Israel B.M. (“Bank Leumi”), an Israeli bank. Under the credit facility with Bank Leumi, we were provided with a total of up to $35 million in borrowings, made available to the Company for two years, through January 2026. Our obligations under the credit facility are guaranteed by certain customary affirmative and restrictive covenants for credit facilities of this type. The credit facilities also contain financial covenants which are measured at the end of each quarter.

As of January 31, 2024 we did not withdraw any funds from the credit facility with Bank Leumi.

Related party transactions with Verint

In connection with the spin-off we entered into a Separation and Distribution Agreement with Verint related to the separation and distribution. In addition, we entered into several other agreements with Verint prior to completion of the spin-off to effect the separation and provide a framework for our relationship with Verint after the spin-off, including a Tax Matters Agreement, an Employee Matters Agreement, an Intellectual Property Cross License Agreement, and a Trademark Cross License
Agreement. In the years ended January 31, 2024 and 2023, we incurred net income (expenses) of $4.7 million and $(4.7) million, respectively in relation to the Tax Matters Agreement with Verint. See also note “17. Commitment and Contingencies”.